EXHIBIT 10.10


                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 2, 2006, by and among RADIAL ENERGY, INC., a Nevada corporation (the "COMPANY"), and the Buyer listed on Schedule I attached hereto (the "BUYER").

                                   WITNESSETH

         WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("REGULATION D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase up to Five Million Dollars ($5,000,000) of secured convertible debentures (the "CONVERTIBLE DEBENTURES"), which shall be convertible into shares of the Company's common stock, par value $0.001 (the "COMMON STOCK") (as converted, the "CONVERSION SHARES") of which Two Million Dollars ($2,000,000) shall be funded within Five (5) business day following the date hereof (the "FIRST CLOSING"), One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded on the date the registration statement (the "REGISTRATION STATEMENT") is filed, pursuant to the Investor Registration Rights Agreement dated the date hereof, with the United States Securities and Exchange Commission (the "SEC") (the "SECOND CLOSING"), and One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded within three
(3) business days after the date the Registration Statement is declared effective by the SEC (the "THIRD CLOSING") (individually referred to as a "CLOSING" collectively referred to as the "CLOSINGS"), for a total purchase price of up to Five Million Dollars ($5,000,000), (the "PURCHASE PRICE") in the respective amounts set forth opposite the Buyer's name on Schedule I (the "SUBSCRIPTION AMOUNT"); and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "INVESTOR REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, the Buyers, and each wholly owned subsidiary of the Company are executing and delivering a Security Agreement (the "SECURITY AGREEMENT") pursuant to which the Company and its wholly owned subsidiaries agreed to provide the Buyers a security interest in Pledged Property (as this term is defined in the Security Agreement) to secure the Company's obligations under this Agreement, the Transaction Documents, or any other obligations of the Company to the Buyer;

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and certain officers of the Company are executing and delivering Pledge and Escrow Agreements (collectively, the "PLEDGE AND ESCROW AGREEMENT") pursuant to which the Company and certain of its officers have


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agreed to provide the Buyer a security  interest in Pledged Shares (as this term is defined in the Pledge and Escrow Agreement) to secure the Company's obligations under this Agreement, the Transaction Documents, or any other obligations of the Company to the Buyer; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

               (a) PURCHASE OF CONVERTIBLE DEBENTURES. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Buyer agrees to purchase at each Closing and the Company agrees to sell and issue to the Buyer at each Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite the Buyer's name on Schedule I hereto.

               (b) CLOSING DATE. The First Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "FIRST CLOSING DATE"), the Second Closing of the purchase and sale of the Convertible Debentures shall take place at 4:00 p.m. Eastern Standard Time on the date the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "SECOND CLOSING DATE"), and the Third Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time on the third (3rd) business day immediately following the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing set forth herein and in Sections 6 and 7 below (or such earlier date as is mutually agreed to by the Company and the Buyer) (the "THIRD CLOSING DATE") (collectively referred to a the "CLOSING DATES"). Each Closing shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer).

               (c) FORM OF PAYMENT. Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyers shall deliver to the Company such aggregate proceeds for the Convertible Debentures to be issued and sold to the Buyer, minus the fees to be paid directly from the proceeds of the Closings as set forth herein, and (ii) the Company shall deliver to the Buyer, Convertible Debentures which the Buyer is purchasing in amounts indicated opposite the Buyer's name on Schedule I, duly executed on behalf of the Company.


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     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer represents and warrants, severally and not jointly, that:

               (a) INVESTMENT PURPOSE. The Buyer is acquiring the Convertible Debentures and, upon conversion of Convertible Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the Securities Act.

               (b) ACCREDITED INVESTOR STATUS. The Buyer is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a)(3) of Regulation D.

               (c) RELIANCE ON EXEMPTIONS. The Buyer understands that the Convertible Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

               (d) INFORMATION. The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. The Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.

               (e) NO GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.


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


               (f) TRANSFER OR RESALE. The Buyer understands that except as provided in the Investor Registration Rights Agreement: (i) the Convertible Debentures have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

               (g) LEGENDS. The Buyer understands that the certificates or other instruments representing the Convertible Debentures and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act.


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

               (h) AUTHORIZATION, ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

               (i) RECEIPT OF DOCUMENTS. The Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Transaction Documents (as defined herein); (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the  Company's  Form 10-KSB for the fiscal year ended  December  31, 2005;
(iv) the  Company's  Form 10-QSB for the fiscal  quarter ended June 30, 2006 and
(v) answers to all questions the Buyer submitted to the Company regarding an investment in the Company; and the Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

               (j) DUE FORMATION OF CORPORATE AND OTHER BUYERS. If the Buyer is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

               (k) NO LEGAL ADVICE FROM THE COMPANY. The Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

               (l) NO SHORT POSITION. The Buyer, together with any of its affiliates, does not have an open short position in the Common Stock of the Company.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants as of the date hereof to each of the Buyers that, except as set forth in the SEC Documents (as defined herein) or in the Disclosure Schedule attached hereto (the "DISCLOSURE SCHEDULE"):

               (a) ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.


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

               (b) AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Agreement, the
Pledge and Escrow Agreement, and any related agreements (collectively the "TRANSACTION DOCUMENTS") and to issue the Convertible Debentures and the
Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

               (c) CAPITALIZATION. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, of which 44,565,824 shares of Common Stock are issued and outstanding, and no shares of preferred stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.


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               (d) ISSUANCE OF SECURITIES.  The Convertible  Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible
Debentures  the  Conversion   Shares  will  be  duly  issued,   fully  paid  and
nonassessable.

               (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

               (f) SEC DOCUMENTS: FINANCIAL STATEMENTS. Since January 1, 2005, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in


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accordance with generally accepted accounting principles,  consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of
unaudited   statements,   to  normal  year-end  audit  adjustments).   No  other
information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (g) 10(B)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

               (h) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (i) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE CONVERTIBLE DEBENTURES. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

               (j) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debentures or the Conversion Shares.

               (k) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debentures or the Conversion Shares under the Securities Act or cause this offering of the Convertible Debentures or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

               (l) EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

               (m) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

               (n) ENVIRONMENTAL LAWS. To the best of the Company's knowledge, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

               (o) TITLE. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (p) INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

               (q) REGULATORY PERMITS. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

               (r) INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s) NO MATERIAL ADVERSE BREACHES, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

               (t) TAX STATUS. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               (u) CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

               (v) FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     4.   COVENANTS.

               (a) BEST EFFORTS. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

               (b) FORM D. The Company agrees to file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

               (c) REPORTING STATUS. Until the earlier of (i) the date as of which the Buyer may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyer shall have sold all the Conversion Shares and (B) none of the Convertible Debentures are outstanding (the "REGISTRATION Period"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

               (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Convertible Debentures for general corporate and working capital purposes.

               (e) RESERVATION OF SHARES. On the date hereof, the Company shall reserve for issuance to the Buyers 16,000,000 shares for issuance upon conversions of the Convertible Dentures and 9,166,667 shares for issuance upon exercise of the Warrants (collectively, the "SHARE RESERVE"). The Company represents that it has sufficient authorized and unissued shares of Common Stock available to create the Share Reserve after considering all other commitments that may require the issuance of Common Stock. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Convertible Debentures and the full exercise of the Warrants. If at any time the Share Reserve is insufficient to effect the full conversion of the Convertible Debentures or the full exercise of the Warrants, the Company shall increase the Share Reserve accordingly. If the

Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

               (f) LISTINGS OR QUOTATION. The Company's Common Stock shall be listed or quoted for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq National Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board ("OTC") (each, a "PRIMARY MARKET") and the Company shall promptly secure the listing or quotation of the Conversion Shares and Warrant Shares for trading on the same Primary Market upon which the shares of Common Stock are then listed or quoted.

               (g) FEES AND EXPENSES.

                    (i) Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall pay Yorkville Advisors LLC a fee equal to ten percent (10%) of the Purchase Price directly from the proceeds of each Closing.

                    (ii) The Company shall pay a structuring fee to Yorkville Advisors LLC of Twenty Two Thousand Five Hundred Dollars ($22,500), of which Eleven Thousand Two Hundred Fifty Thousand Dollars ($11,250) has been paid and the remaining Eleven Thousand Two Hundred Fifty Thousand Dollars ($11,250) shall be paid directly from the proceeds of the First Closing.

                    (iii) The Company shall issue to the Buyer (a) on the First Closing Date the A Warrants, B Warrants, and C Warrants, in the amounts set forth next to the Buyer's name set forth below, and (b) on the Third Closing Date the D Warrants (the A, B, C, and D Warrants collectively, the "WARRANTS") in the amounts set forth next to the Buyer's name set forth below. Each of the Warrants shall be in the form of the Warrant attached hereto as Exhibit A. The shares of Common Stock issuable under the Warrants shall collectively be referred to as the "WARRANT SHARES".

                                                              Warrant
                                   Warrant      Warrant       Exercise
Buyer                              Series       Shares        Price
______________________________________________________________________

Cornell Capital Partners, LP.     A Warrant     3,333,333      $0.75
______________________________________________________________________

Cornell Capital Partners, LP.     B Warrant     2,500,000      $1.00
______________________________________________________________________

Cornell Capital Partners, LP.     C Warrant     2,333,333      $1.50
______________________________________________________________________

Cornell Capital Partners, LP.     D Warrant     1,000,000      $1.50
______________________________________________________________________

Total Warrant Shares                            9,166,667

               (h) CORPORATE EXISTENCE. So long as any of the Convertible Debentures remain outstanding, the Company shall not directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another entity or person, or (iii) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off) with another entity whereby such other entity acquires more than the 50% of the outstanding shares of Common Stock, or (iv) reorganize, recapitalize or reclassify its Common Stock (each such transaction, an "ORGANIZATIONAL CHANGE") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of the Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

               (i) TRANSACTIONS WITH AFFILIATES. So long as any Convertible Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "RELATED PARTY"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company; for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or
(iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

               (j) TRANSFER AGENT. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

               (k) RESTRICTION ON ISSUANCE OF THE CAPITAL STOCK.  Except for the
issuance of Excluded Securities (as defined in the Convertible Debentures), so long as any Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than a twenty percent (20%) discount to the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less a twenty percent (20%) discount to the bid price of the Common Stock determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

               (l) The Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debentures shall remain outstanding.

               (m) RIGHTS OF FIRST NEGOTIATION. For a period of 18 months from the date hereof, if the Company intends to raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of common stock, any class of preferred stock, options, warrants or any other securities convertible or exercisable into shares of common stock (whether the offering is conducted by the Company, underwriter, placement agent or any third party) the Company shall be obligated to offer to the Buyers such issuance or sale of capital stock, by providing in writing the principal amount of capital it intends to raise and outline of the material terms of such capital raise, prior to the offering such issuance or sale of capital stock to any third parties including, but not limited to, current or former officers or directors, current or former shareholders and/or investors of the obligor, underwriters, brokers, agents or other third parties. The Buyers shall have five (5) business days from receipt of such notice of the sale or issuance of capital stock to accept or reject all or a portion of such capital raising offer.

               (n) LOCK UP AGREEMENTS. On the date hereof, the Company shall obtain from each officer and director a lock up agreement in the form attached hereto as EXHIBIT B.

     5.   TRANSFER AGENT INSTRUCTIONS.

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose of having certificates issued, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer, which may be withheld by the Buyer in its sole discretion. Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the

Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer of any of the Conversion Shares is not required under the Securities Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               (a) The Buyer shall have executed the Transaction Documents and delivered them to the Company.

               (b) The Buyer shall have delivered to the Company the Purchase Price for Convertible Debentures in the amount set forth next to the Buyer's name as outlined on Schedule I attached hereto, minus any fees to be paid directly from the proceeds the Closings as set forth herein, by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

               (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Dates.

     7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

               (a) The obligation of the Buyer hereunder to purchase the Convertible Debentures at the First Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions:

                    (i)  The  Company  shall  have   executed  the   Transaction
Documents and delivered the same to the Buyer.

                    (ii) The Common Stock shall be authorized for quotation on the OTCBB and trading in the Common Stock shall not have been suspended for any reason.

                    (iii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date

                    (iv) The Company shall have executed and delivered to the Buyer the Convertible Debentures in the respective amounts set forth opposite the Buyer's name on Schedule I attached hereto.

                    (v) The Buyer shall have received an opinion of counsel from counsel to the Company in a form satisfactory to the Buyer.

                    (vi) The Company shall have provided to the Buyer a certificate of good standing from the secretary of state from the state in which the company is incorporated.

                    (vii) The Company or the Buyers shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyers.

                    (viii) The Pledged Shares as well as executed and medallion guaranteed stock powers as required pursuant to the Pledge and Escrow Agreement shall have been delivered to the Escrow Agent.

                    (ix) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

                    (x) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

                    (xi) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

               (b)  The  obligation  of  the  Buyer   hereunder  to  accept  the
Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

                    (i) The Common Stock shall be authorized for quotation on the OTCBB and trading in the Common Stock shall not have been suspended for any reason.

                    (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

                    (iii) The Company shall have executed and delivered to the Buyers the Convertible Debentures in the respective amounts set forth opposite the Buyer's name on Schedule I attached hereto.

                    (iv) The Company shall have filed the registration statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof on the Second Closing Date.

                    (v) The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Second Closing Date, that all conditions to the Second Closing have been satisfied.

               (c)  The  obligation  of  the  Buyer   hereunder  to  accept  the
Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

                    (i) The Common Stock shall be authorized for quotation on the OTCBB and trading in the Common Stock shall not have been suspended for any reason.

                    (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date.

                    (iii) The Company shall have executed and delivered to the Buyers the Convertible Debentures in the respective amounts set forth opposite the Buyer's name on Schedule I attached hereto.

                    (iv) The Registration Statement shall have been declared effective by the SEC.

                    (v) The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Third Closing Date, that all conditions to the Third Closing have been satisfied.

     8.   INDEMNIFICATION.

               (a) In  consideration  of the Buyer's  execution  and delivery of this Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer and each other holder of the Convertible Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "BUYER
INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (iii) any cause of action, suit or claim brought or made against such Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Buyer in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (ii) any breach of any covenant, agreement or obligation of the Buyer contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (iii) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto. To the extent that the foregoing undertaking by the Buyer may be unenforceable for any reason, the Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9.   GOVERNING LAW: MISCELLANEOUS.

               (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

               (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

               (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d)  SEVERABILITY.  If any provision of this  Agreement  shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e) ENTIRE AGREEMENT, AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               (f) NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                  Radial Energy, Inc.
                                        1313 East Maple Street, Suite 223
                                        Bellingham, WA  98225
                                        Attn:    Chief Financial Officer
                                        Telephone:        (360) 685-4240
                                        Facsimile:

With a copy (which copy shall not       Greenberg Traurig, LLP
constitute notice) to:                  650 Town Center Drive, Suite 1700
                                        Costa Mesa, CA  92626
                                        Attn:    Raymond Lee, Esq.
                                        Telephone:        (714) 708-6510

         If to the Buyer, to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

               (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

               (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (i) SURVIVAL. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of six (6) months following the date on which the Convertible Debentures are converted in full. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

               (j) PUBLICITY. The Company and the Buyer shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the

Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer in connection with any such press release or other public disclosure prior to its release and Buyer shall be provided with a copy thereof upon release thereof).

               (k) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (l) TERMINATION. In the event that the First Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

               (m) BROKERAGE. The Company represents that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Company to be paid for or on account of the transactions contemplated hereby.

               (n) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                    COMPANY:
                                    RADIAL ENERGY, INC.



                                    By: /s/ G. LEIGH LYONS
                                        ___________________
                                    Name:    G. Leigh Lyons
                                    Title: President

         IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                    BUYERS:
                                    CORNELL CAPITAL PARTNERS, LP

                                    By:      Yorkville Advisors, LLC
                                    Its:     General Partner


                                    By:      /s/ MARK ANGELO
                                       _____________________________
                                    Name:    Mark Angelo
                                    Its:     Portfolio Manager



                                   SCHEDULE I

                               SCHEDULE OF BUYERS


              (1)                     (2)                 (3)                 (4)            (5)                (6)
             BUYER                                SUBSCRIPTION AMOUNT                       TOTAL      LEGAL REPRESENTATIVE'S
                                                                                           PURCHASE    ADDRESS AND FACSIMILE
                                                                                            PRICE              NUMBER
                                 FIRST CLOSING      SECOND CLOSING       THIRD CLOSING

CORNELL CAPITAL PARTNERS, LP      $2,000,000          $1,500,000          $1,500,000      $5,000,000   Troy Rillo, Esq.
                                                                                                       101 Hudson Street, Suite 3700
101 Hudson Street, Suite 3700                                                                          Jersey City, New Jersey 07302
Jersey City, NJ  07303                                                                                 Telephone: (201) 985-8300
Attention: Mark Angelo                                                                                 Facsimile: (201) 985-8266
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
Residence:  Delaware


                               DISCLOSURE SCHEDULE

                                    EXHIBIT A


                                FORM OF WARRANTS

                                    EXHIBIT B


                                LOCK UP AGREEMENT

         The undersigned hereby agrees that for a period commencing on October 2, 2006 and expiring on the date thirty (30) days after the date that all amounts owed to Cornell Capital Partners, LP (the "INVESTOR"), under the Secured Convertible Debentures issued to the Investor pursuant to the Securities Purchase Agreement between Radial Energy, Inc. (the "COMPANY") and the Investor dated October 2, 2006 have been paid (the "LOCK-UP PERIOD"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "SECURITIES") except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended.

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2006

                                         Signature


                                         _______________________________________
                                         Name: _________________________________
                                         Address:_______________________________
                                         City, State, Zip Code:_________________


                                         _______________________________________
                                         Print Social Security Number
                                         or Taxpayer I.D. Number


                                       3